SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: June 17, 2004

ATLANTIS BUSINESS DEVELOPMENT CORPORATION.

(Exact Name of Registrant as Specified in its Charter)
Delaware	0-16286	95-4082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

54 Broad Street, Suite 200B

Red Bank, NJ 07701

(Address of principal executive offices)

Registrant's telephone number, including area code: 732-212-1133

MEDPLUS CORPORATION

(Former name or former address, if changed since last report)

Item 6. Resignation of Registrant's Directors

Effective June 17, 2004, Christopher Dubeau and Vince Trapasso accepted positions as members of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

June 18, 2004                /s/ John Figliolini

Date                                 John Figliolini, President, Chief Executive Officer